                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Michael J. O'Rourke, Richard A. Zona and David J. Parrin, and each of them, his or her true and lawful
attorneys-in-fact and agents, each  acting  alone,  with  full   power  of
substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of First Bank System, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits
thereto and other documents in connection  therewith,   with  the   Securities
and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


          Signature                Title                      Date
          ---------                -----                      ----

    /s/ Coleman Bloomfield         Director            September 27, 1994
    ---------------------------
    Coleman Bloomfield


    /s/ Roger L. Hale              Director            September 27, 1994
    ---------------------------
    Roger L. Hale


    /s/ Delbert W. Johnson         Director            September 27, 1994
    ---------------------------
    Delbert W. Johnson


    /s/ John H. Kareken            Director            September 27, 1994
    ---------------------------
    John H. Kareken


    /s/ Richard L. Knowlton        Director            August 26, 1994
    ---------------------------
    Richard L. Knowlton


    /s/ Kenneth A. Macke           Director            September 27, 1994

    ---------------------------
    Kenneth A. Macke


    /s/ Marilyn C. Nelson          Director            September 27, 1994
    ---------------------------
    Marilyn C. Nelson

    /s/ Will F. Nicholson, Jr.     Director             August 26, 1994
    ---------------------------
    Will F. Nicholson, Jr.


    /s/ Nicholas R. Petry          Director            September 27, 1994
    ---------------------------
    Nicholas R. Petry


    /s/ Edward J. Phillips         Director            August 26, 1994
    ---------------------------
    Edward J. Phillips


    /s/ James J. Renier            Director            August 31, 1994
    ---------------------------
    James J. Renier


    /s/ S. Walter Richey           Director            September 27, 1994
    ---------------------------
    S. Walter Richey


    /s/ Richard L. Robinson        Director            September 27, 1994
    ---------------------------
    Richard L. Robinson


    /s/ Richard L. Schall          Director            September 27, 1994
    ---------------------------
    Richard L. Schall


    /s/ Lyle E. Schroeder          Director            September 27, 1994
    ---------------------------
    Lyle E. Schroeder


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